SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



                                FEBRUARY 6, 1999
                                 Date of Report
                        (Date of earliest event reported)


                          Commission File No. 0-23691


                           AUBRYN INTERNATIONAL, INC.
                PREDECESSOR: SOUTHWEST INDUSTRIAL PRODUCTS, INC.
                     (Name of Small Business in its charter)


              Minnesota                               41-1853992
   (State of other jurisdiction                  (IRS Employer
 of incorporation or organization)               Identification Number)


                       1152 N. Mountain Avenue, Suite 210
                            Upland, California 91786
                    (Address of principal executive officers)


                                 (909) 946-1708
              (Registrant's telephone number, including area code)

ITEM 5 OTHER EVENTS

The undersigned Outside Directors of Aubryn International Inc. "ARBN", do hereby resign their Directorships effective February 6, 1999. The resignations are due in part to the irreconcilable differences with the Officers and Inside Directors of ARBN.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: FEBRUARY 6, 1999


AUBRYN INTERNATIONAL, INC.
(Registrant)



By:


/s/ Constance Stevens
---------------------------------
Constance Stevens
Outside Director
(760) 341-3183



/s/ W. K. Ledgard, Jr.
---------------------------------
W. K. Ledgard, Jr.
Outside Director
(619) 350-8216



/s/ Arturo Covarrubias
---------------------------------
Arturo Covarrubias
Outside Director
(011) 5266-34-27-50